UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2012 Series C 5.25% Junior Subordinated Debentures due 2062	DTQ	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

6.50% Corporate Units	DTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On June 20, 2019, the Board of Directors of DTE Energy Company (the “Company” or “DTE Energy”) elected a new director, Gary Torgow. Mr. Torgow has been the Chairman of Chemical Financial Corporation since 2015. From 2010 to 2015, Mr. Torgow served as the Chairman of Talmer Financial Corporation. The Board of Directors determined that Mr. Torgow is an independent director under New York Stock Exchange listing standards and the Company's Categorical Standards for Director Independence. There is no arrangement between Mr. Torgow and any person pursuant to which he was selected as a director. Mr. Torgow is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Mr. Torgow will receive 1,000 shares of restricted stock upon his commencement of service as a director pursuant to the Company's Long-Term Incentive Plan. The shares vest three years from June 21, 2019, the effective date of the grant, and the recipient is not required to pay any consideration. Mr. Torgow will also participate in the Company's other compensation and benefit programs for non-employee directors which are described on pages 20-21 of the Company's 2019 Notice of Annual Meeting of Shareholders and Proxy Statement which was filed with the Securities and Exchange Commission on March 14, 2019.

A copy of the Company's press release announcing Mr. Torgow's election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
    99.1 Press Release of DTE Energy Company dated June 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 20, 2019

DTE ENERGY COMPANY (Registrant)

/s/ Lisa A. Muschong Lisa A. Muschong Vice President Corporate Secretary and Chief of Staff